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                                 EXHIBIT 99 (i)

                     Additional Exhibit -- Agreement dated
                      May 13, 1996, between the Registrant
                            and Zions Bancorporation




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                                   AGREEMENT


   AGREEMENT between Zions Bancorporation, a Utah corporation ("Investor"), and MACC Private Equities Inc., a Delaware corporation ("Parent"), dated as of May 13, 1996.
                                    Recitals
   A. Investor is a bank holding company registered with the Board of Governors of the Federal Reserve System under the Bank Holding Company Act of 1956, as amended (the "BHC Act"). As of the date hereof, Investor (together with one or more affiliates of Investor) owns 49,065 shares of the issued and outstanding common stock $0.01 par value (the "Common Stock") of Parent. Pursuant to the BHC Act, bank holding companies in general are prohibited from acquiring the voting shares of any nonbanking company in excess of 5% of that company's outstanding voting shares. Under the BHC Act there is an exception from this prohibition to permit bank holding companies to acquire shares which "are of the kinds and amounts eligible for investment" by national banks (BHC Act Section 4(c)(6)). Subject to certain limitations, national banks are permitted to invest in small business investment companies within the meaning of the Small Business Investment Act of 1958, as amended (the "SBI Act").

   B. As of the date hereof, (i) there are issued and outstanding 994,813 shares of Common Stock, (ii) Parent owns all of the issued and outstanding stock of MorAmerica
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Capital Corporation, an Iowa corporation (the "SBIC"), which is a small business investment company under the SBI Act and (iii) the only activity in which Parent is engaged is acting as a business development company, principally through the ownership and management of the SBIC.

   C. Investor is willing to acquire the Shares of Parent pursuant to this Agreement, resulting in its ownership of more than 5% of the issued and outstanding Common Stock of Parent, based upon the representations, warranties and agreements of Parent set forth in this Agreement.

   D. Parent is willing to sell the Shares of Parent pursuant to this Agreement, based upon the representations, warranties and agreements of Investor set forth in this Agreement.

   NOW THEREFORE, the parties hereto agree as follows:

   Section 1. Purchase of Shares. Subject to the terms and conditions contained herein, Investor hereby agrees to purchase (the "Purchase") from Parent, and Parent agrees to sell to Investor, 20,000 shares (the "Shares") of Common Stock for a cash price (the "Purchase Price") per share equal to the net assets per share of the Common Stock as of March 31, 1996 as reported in Parent's Form 10-Q for the period ended as of that date ("Book Value").


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   Section 2.  Conduct Pending the Purchase.  During the period from March 31,
1996 to the time of the Purchase, Parent shall (i) conduct its business in the usual, regular and ordinary course consistent with past practice and (ii) not adjust, split, combine or reclassify the Common Stock; make, declare or pay any dividend or make any other distribution on, or, except for a price less than Book Value, directly or indirectly redeem, purchase or otherwise acquire any shares of Common Stock; or grant any person any right to acquire Common Stock for less than Book Value.

   Section 3.  Representations and Warranties.

   (a) Investor represents and warrants that (i) the information with respect to it set forth in the recitals is true and correct, (ii) the execution and delivery of this Agreement have been duly and validly authorized by all necessary corporate action on its part, (iii) this Agreement represents the valid and legally binding obligation of Investor, enforceable against Investor in accordance with its terms, (iv) Investor is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended (an "Accredited Investor"), and (v) subject to the terms of Section 14 hereof, Investor is acquiring the Shares for investment and not with a view to their distribution.

   (b) Parent represents and warrants that (i) the information with respect to it and the SBIC set forth in the recitals is true and correct, (ii) the execution and





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delivery of this Agreement have been duly and validly authorized by all necessary corporate action on its part, (iii) this Agreement represents the valid and legally binding obligation of Parent, enforceable against Parent in accordance with its terms, (iv) Parent's audited consolidated financial statements as of September 30, 1995 and for the year then ended, a copy of which has been delivered to Investor, fairly present the financial position and results of operation of Parent as of and for the year then ended, (v) other than as disclosed in Parent's Forms 10-Q for the periods ended December 31, 1995 and March 31, 1996, copies of which have been delivered to Investor, since September 30, 1995, there has not been any change in the business, assets, financial condition or results of operations of Parent or the SBIC that, individually, or in the aggregate, would have a material adverse effect on Parent and the SBIC, taken as a whole, (vi) upon payment of the Purchase Price, the Shares will be voting Common Stock, duly authorized, validly issued, fully paid and nonassessable, and (vii) the issuance of the Shares is exempt from registration under the Securities Act of 1933 and the registration or qualification, if required, of the Shares pursuant to applicable state securities laws has been obtained.

   Section 4. Parent Covenants. In consideration of Investor's purchase of the Shares at a price substantially





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in excess of their market price, and to induce Investor to acquire the Shares, which will cause Investor to own more than 5% of the outstanding Common Stock, and so long as Investor owns more than 5% of the Common Stock, Parent agrees that it will not (a) engage in any activities other than holding (i) the equity securities of the SBIC, (ii) any other equity security of the kinds and amounts eligible for investment by a national bank, and (iii) short term investments in short term treasury bills, insured certificates of deposit in principal amounts not to exceed $100,000, U.S. government agency securities backed by the full faith and credit of the federal government with maturities not to exceed one year, commercial paper rated no less than A-1 or P-1 or any equivalent rating, high quality repurchase contracts relating to government backed securities, and money market funds investing primarily in short term U.S. government securities (collectively, "Permitted Investments"), which term shall include, following the transfer of Parent's Common Stock contemplated by Section 14 hereof, (iv) any other investments of the kinds and amounts eligible for investment by national banks pursuant to 12 C.F.R. Section 1, and (v) any loan or debt instrument which could be originated or purchased by a national bank, in each case so long as such are consistent with applicable regulatory requirements; and (b) make any investment other than in the SBIC and the short term





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investments specified in clause (iii), except upon giving not less than 30 days' prior notice to Investor. If Investor notifies Parent during such 30-day period that the proposed investment is not a Permitted Investment, Parent agrees that it will not make such investment.

   Section 5. Investor Covenants. Investor agrees that nothing herein shall preclude Parent from entering into an agreement to merge or consolidate with an entity engaged in activities which are not limited to the holding of Permitted Investments; provided, however, that Parent shall not consummate such merger or consolidation without giving Investor at least 90 days' prior notice.

   Section 6. Closing. Subject to the terms and conditions contained herein, Investor agrees to deliver the Purchase Price for the Shares to Parent not later than 1:00 p.m. (Central daylight time) on the second business day after filing of Parent's Form 10-Q for the period ended March 31, 1996, which must be filed, at the latest, on May 15, 1996 (the "Closing Date") by wire transfer in immediately available funds to such account as Parent shall specify, against delivery to Investor of one or more certificates representing the Shares, which certificates shall be registered in the name of Investor or Investor's nominee.

   Section 7. Conditions. (a) The obligation of Investor to purchase the Shares is subject to (i) the





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accuracy of the representations and warranties on the part of Parent contained herein as of the Closing Date, (ii) the contribution by Parent to the SBIC, subsequent to March 31, 1996 and on or before the Closing Date, of all cash, short term investments and other investments of Parent other than the cash and short term investments in the amount reasonably estimated by Parent to be necessary (x) for 24 months operating expenses, (y) to purchase up to 50,000 shares of Common Stock from holders of less than 100 such shares pursuant to its previously announced odd-lot purchase program and (z) to fund settlement of pending personal injury litigation against a subsidiary; provided, that the amount of such contribution to the SBIC shall be not less than $2,500,000,
(iii) evidence that assets not permitted to be held directly by Parent pursuant to Section 4(i)-(iii) have been contributed to the SBIC and (iv) the performance by Parent in all material respects of its obligations contained herein, which accuracy, contribution and performance shall be confirmed by an officer's certificate of Parent dated the Closing Date.

   (b) The obligation of Parent to issue and sell the Shares is subject to the accuracy of the representations and warranties on the part of Investor contained herein as of the Closing Date, which shall be confirmed by an officer's certificate of Investor dated the Closing Date.





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   Section 8.  Notices.  All notices or other communications which are required or permitted hereunder shall be in writing and sufficient if delivered by hand, by facsimile transmission, or by registered or certified mail, postage prepaid, to the persons at the addresses or facsimile numbers set forth below (or at such other address or facsimile number as may be provided hereunder), and shall be deemed to have been delivered as of the date so delivered if by hand or by facsimile (in either case with confirmation of receipt) or the date so received if by mail:

                           If to Investor:

                           Zions Bancorporation
                           1380 Kennecott Building
                           Salt Lake City, Utah  84133

                           Attention:  W. David Hemingway
                           Facsimile:  (801) 524-4659

                           If to Parent:

                           MACC Private Equities, Inc.
                           101 Second Street S.E., Suite 800
                           Cedar Rapids, Iowa  52401
                           Facsimile:  319-363-9683

                           Attention:  Paul M. Bass, Jr., Chairman

                           With a copy to:

                           David E. Gardels, Esq.
                           Dixon, Dixon & Jessup Ltd., LLP
                           Suite 1800
                           One First National Center
                           Omaha, Nebraska  68102-1504
                           Facsimile:  (402) 345-3341





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   Section 9.  Specific Performance.  Parent acknowledges and agrees that the failure of Parent to fulfill any of its covenants and agreements contained herein will cause irreparable injury to Investor for which damages, even if available, will not be an adequate remedy. Accordingly, Parent hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of Parent's obligations and to the granting by any such court of the remedy of specific performance by the Parent of its obligations hereunder.

   Section 10. Limit on Investment. Investor agrees that, without the prior approval of Parent's board of directors, it will not purchase any Common Stock if, after giving effect to such purchase, Investor would own in excess of 25% of Parent's outstanding Common Stock. Parent agrees to use its reasonable best efforts to cause a nominee of Investor to serve on Parent's board of directors commencing with the annual meeting to be held in 1997.

   Section 11. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of Delaware.

   Section 12. Arbitration. Any dispute, controversy or claim arising out of or based upon the terms of this Agreement or any transaction contemplated herein shall be settled exclusively and finally by binding arbitration in Salt Lake City, Utah. Upon written demand





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for arbitration by any party hereto, the parties to the dispute shall confer and attempt in good faith to agree upon one arbitrator to be selected from panels maintained by the American Arbitration Association (or any successor organization). If the parties have not agreed upon an arbitrator within 30 days after receipt of such written demand, each party to the dispute shall appoint one arbitrator and those two arbitrators shall agree upon a third arbitrator. The binding arbitration shall be conducted in accordance with the Commercial Arbitration Rules of the American Arbitration Association (or any successor organization) and shall be binding upon the parties. Judgment upon an arbitration award may be entered in any court having jurisdiction. The Federal Arbitration Act shall apply to the construction, interpretation and enforcement of this arbitration provision.

   Section 13. Termination; Survival. On or before the Closing Date, this Agreement may be terminated by the mutual consent of both parties. After the Closing Date, this Agreement may be terminated by mutual consent of the parties or by either party upon 30 days' prior notice to the other; provided, that no such termination by one party shall be effective unless and until Investor owns 5% or less of the Common Stock. The representations and warranties and agreements of the parties set forth herein shall survive the Closing Date.





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   Section 14.  Transfer to Bank.  Investor will use its reasonable efforts to obtain necessary regulatory approval or non-objection to transfer Parent's Common Stock to Investor's wholly-owned subsidiary, Zions First National Bank, a national banking association ("Bank"), or an operating subsidiary of Bank and will complete such transfer within a reasonable time after such approval or non-objection. Promptly after the execution of this Agreement, Bank expects to file an appropriate notice with the Office of the Comptroller of the Currency to permit such transfer. Parent agrees that (a) Investor may transfer its ownership in the Common Stock to Bank (or an operating subsidiary thereof), and
(b) following such transfer, Bank shall be, and shall be deemed to be, substituted for Investor hereunder without any further action by the parties hereto (except that Bank shall notify Parent promptly after such transfer occurs). Investor represents, warrants and agrees that Bank or any such operating subsidiary is, or at the time of acquisition of the Shares will be, an Accredited Investor, and that the acquisition by Bank or any such operating subsidiary of the Shares will be for investment and not with a view to their distribution.

   Section 15.  Miscellaneous.

   (a) This Agreement may be amended only by a writing executed by the parties hereto.





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   (b)  This Agreement may be executed in counterparts, each of which shall be an original, with the same effect as if the signatures had been on the same instrument.

   (c) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that, subject to the provisions of Section 14 hereof, neither party may assign or otherwise transfer any of its rights or duties under this Agreement without the prior written consent of the other party.





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   IN WITNESS WHEREOF, Investor and Parent have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.


                              ZIONS BANCORPORATION



                              By: Gary L. Anderson
                                  ---------------------------
                                  Gary L. Anderson
                                  Senior Vice President



                              MACC PRIVATE EQUITIES INC.



                              By: Paul M. Bass, Jr.
                                  ---------------------------
                                  Paul M. Bass, Jr.
                                  Chairman





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